UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2005

P-Com, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1996 Lundy Avenue, San Jose, California		95131
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408.866.3666

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2005, the Registrant entered into an Exchange Agreement with the holders of its Series D Convertible Preferred Stock (the "Series D Preferred Stock") (the "Holders"). Under the terms of the Exchange Agreement, the Holders agreed to exchange all outstanding shares of the Registrant’s Series D Convertible Preferred Stock for shares of the newly created Series G Convertible Preferred Stock (the "Series G Preferred Stock") and for certain warrants. Currently, the Holders hold a total of 2,000 shares of the Registrant’s Series D Preferred Stock with a face value of $1,000 per share, or $2,000,000 in the aggregate. The Series D Preferred Stock is currently convertible into a number of shares of the Registrant’s common stock, par value $0.0001 per share (the "Common Stock"), equal to their aggregate face value ($2,000,000) divided by a conversion price of $4.50 per share, or approximately 444,444 shares of Common Stock.

The Series G Preferred Stock will be convertible into the number of shares of Common Stock equal to their aggregate face value ($1,000,000) divided by the conversion price of $0.50 per share, or 2,000,000 shares of Common Stock. In addition, the Registrant shall issue warrants to purchase a total of 1,000,000 shares of Common Stock at an exercise price of $0.001 per share (the "Exchange Warrants").

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Series E Convertible Preferred Stock.

On June 6, 2005, the Registrant filed with the Delaware Secretary of State, a Certificate of Designation of the Relative Rights and Preferences of the Series E Convertible Preferred Stock (the "Series E Certificate"), thereby creating out of the authorized shares of the preferred stock, par value $0.0001 per share (the "Preferred Stock"), of the Registrant, a series of Preferred Stock designated as the Series E Convertible Preferred Stock (the "Series E Preferred Stock"). The Series E Preferred Stock shall consist of 2,000 shares. The conversion price of the Series E Preferred Stock is $0.50 per share, subject to certain adjustments.

Rank: Upon the liquidation, dissolution or winding up of the affairs of the Registrant, the Series E Preferred Stock shall rank (a) prior to the Company’s Common Stock, Series A Junior Participating Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock and all other classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank junior to the Series E Preferred Stock (the "Series E Junior Stock"); (b) pari passu with all classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank on parity with the Series E Preferred Stock (the "Series E Pari Passu Stock"); and (c) junior to all classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank senior to the Series E Preferred Stock (the "Series E Senior Stock"). So long as any shares of Series E Preferred Stock remain outstanding, the Registrant shall not create or issue any Series E Senior Stock or any Series E Pari Passu Stock without the prior written consent of a majority of the shares of Series E Preferred Stock then outstanding. The Series E Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Registrant now or hereafter outstanding.

Dividends: Commencing on the second anniversary of the issuance date and on each succeeding anniversary of the issuance date, dividends shall be payable cumulatively out of funds legally available therefor, at the rate of six percent (6%) per annum, as to each outstanding share of Series E Preferred Stock.

Voting Rights: Except as otherwise expressly provided elsewhere in the Series E Certificate or as otherwise required by the Delaware General Corporation Law, (i) each holder of Series E Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Registrant and shall be entitled to that number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series E Preferred Stock could be converted on the record date for the determination of stockholders entitled to vote on such matters, and (ii) the holders of shares of Series E Preferred Stock and Common Stock shall vote together as a single class on all matters submitted to the stockholders of the Registrant.

Class Voting Rights: The Series E Preferred Stock shall have the following class voting rights. So long as any shares of the Series E Preferred Stock remain outstanding, the Registrant shall not, without the affirmative vote or consent of the holders of at least one-half (1/2) of the shares of the Series E Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series E Preferred Stock vote separately as a class to amend, alter or repeal the provisions of the Series E Preferred Stock so as to adversely affect any right, preference, privilege or voting power of the Series E Preferred Stock.

Liquidation Preference: In the event of the liquidation, dissolution or winding up of the affairs of the Registrant, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Registrant and after payment or provision for payment of all amounts due to the holders of Series E Senior Stock (if any), the holders of shares of the Series E Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Registrant, whether such assets are capital or surplus of any nature, an amount equal to $1,000.00 per share (the "Series E Liquidation Preference Amount") of the Series E Preferred Stock before any payment shall be made or any assets distributed to the holders of any Series E Junior Stock. After payment of the full Series E Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series E Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Registrant.

Conversion: After issuance of the Series E Preferred Stock, the holders of Series E Preferred Stock may elect to convert their shares of Series E Preferred Stock. In the event that the following conditions are met, the Registrant may, at its option, compel each holder to convert such portion of the Series E Preferred Stock owned by him into shares of Common Stock. The conditions to be satisfied are (i) the closing bid price per share of the Common Stock for the ten (10) consecutive trading days prior to delivery of the mandatory conversion notice equals or exceeds $0.50 (as adjusted for stock splits, stock dividends or similar events); and (B) all shares of Common Stock issuable upon conversion of the Series E Preferred Stock are then (y) authorized and reserved for issuance, and (z) listed or traded on the OTC Bulletin Board or any other national securities exchange or automated interdealer quotation system.

The Registrant intends to issue shares of the Series E Preferred Stock as payment to certain of its major creditors in lieu of cash payments on amounts due and payable.

(b) Series F Convertible Preferred Stock.

On June 6, 2005, the Registrant filed with the Delaware Secretary of State, a Certificate of Designation of the Relative Rights and Preferences of the Series F Convertible Preferred Stock, thereby creating out of the authorized shares of the Preferred Stock of the Registrant, a series of Preferred Stock designated as the Series F Convertible Preferred Stock (the "Series F Preferred Stock"). The Series F Preferred Stock shall consist of 250 shares and the face amount of the Series F Preferred Stock shall be $10,000 per share. The conversion price of the Series F Preferred Stock is $0.50 per share, subject to certain adjustments.

Rank: Upon the liquidation, dissolution or winding up of the affairs of the Registrant, the Series F Preferred Stock shall rank (a) prior to the Registrant’s Common Stock, Series A Junior Participating Preferred Stock, and all other classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank junior to the Series F Preferred Stock (the "Series F Junior Stock"); (b) pari passu with all classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank on parity with the Series F Preferred Stock (the "Series F Pari Passu Stock"); and (c) junior to the Registrant’s Series A Junior Participating Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series G Convertible Preferred Stock and all other classes and series of the Registrant's capital stock hereafter created that, by their terms, rank senior to the Series F Preferred Stock (the "Series F Senior Stock"). The Series F Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Registrant now or hereafter outstanding.

Dividends. Whenever the Board of Directors declares a dividend on the Common Stock each holder of record of a share of Series F Preferred Stock, or any fraction of a share of Series F Preferred Stock, on the date set by the Board of Directors to determine the owners of the Common Stock of record entitled to receive such dividend (the "Record Date") shall be entitled to receive, out of any assets at the time legally available therefor, an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of Common Stock into which such share, or such fraction of a share, of Series F Preferred Stock could be converted on the Record Date.

Class Voting Rights. The Series F Preferred Stock shall have the following class voting rights. So long as any shares of the Series F Preferred Stock remain outstanding, the Registrant shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series F Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series F Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series F Preferred Stock so as to adversely affect any right, preference, privilege or voting power of the Series F Preferred Stock; or (ii) effect any distribution with respect to Series F Junior Stock except that the Registrant may effect a distribution on the Common Stock if the Registrant makes a like kind distribution on each share, or fraction of a share, of Series F Preferred Stock in an amount equal to the distribution on one share of Common Stock multiplied by the number of shares of Common Stock into which such one share, or such fraction of a share, of Series F Preferred Stock can be converted at the time of such distribution.

General Voting Rights. Except with respect to transactions upon which the Series F Preferred Stock shall be entitled to vote separately as a class, and except as otherwise required by the Delaware General Corporation Law, the Series F Preferred Stock shall have no voting rights. The Common Stock into which the Series F Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Registrant.

Conversion: After issuance of the Series F Preferred Stock, the holders of Series F Preferred Stock may elect to convert their shares of Series F Preferred Stock although the holders may not convert any shares of Series F Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock beneficially owned by such holder at such time, 9.99% of all of the Common Stock outstanding at such time. Upon provision of sixty-one (61) days notice to the Registrant, the holder may waive this conversion provision.

Upon the Registrant’s written request, a holder of Series F Preferred Stock shall advise the Registrant in writing of the number of shares of Common Stock that are beneficially owned by such holder, not counting shares of Common Stock issuable upon conversion of any Series F Preferred Stock held by such holder. Beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. If the shares of Common Stock beneficially owned by such holder (excluding shares of Common Stock issuable upon conversion of the Series F Preferred Stock) amount to less than 9.99% of the shares of Common Stock outstanding at such time, the Registrant may, at its option, compel such holder, by written notice to such holder, to convert such portion of the Series F Preferred Stock owned by such holder into shares of Common Stock such that the total number of shares of Common Stock beneficially owned by such holder after such conversion shall equal up to 9.99%, but not more, of the shares of Common Stock outstanding after such conversion.

The Registrant intends to issue the Series F Preferred Stock to holders of certain promissory notes in order to make the required amortization payments due under the promissory notes promulgated under the Note and Warrant Purchase Agreement entered into by and between the Registrant and such holders on November 3, 2004.

(c) Series G Convertible Preferred Stock.

On June 6, 2005, the Registrant filed with the Delaware Secretary of State, a Certificate of Designation of the Relative Rights and Preferences of the Series G Convertible Preferred Stock, thereby creating out of the authorized shares of the Preferred Stock of the Registrant, a series of Preferred Stock designated as the Series G Convertible Preferred Stock (the "Series G Preferred Stock"). The Series G Preferred shall consist of 10,000 shares. The conversion price of the Series G Preferred is $0.50 per share, subject to certain adjustments.

Rank: Upon the liquidation, dissolution or winding up of the affairs of the Registrant, the Series G Preferred Stock shall rank (a) prior to the Registrant's Common Stock, Series A Junior Participating Preferred Stock, Series F Convertible Preferred Stock and all other classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank junior to the Series G Preferred Stock (the "Series G Junior Stock"); (b) pari passu with all classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank on parity with the Series G Preferred Stock (the "Series G Pari Passu Stock"); and (c) junior to the Registrant’s Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and all other classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank senior to the Series G Preferred Stock (the "Series G Senior Stock"). The Series G Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Registrant now or hereafter outstanding.

Dividends. Whenever the Board of Directors declares a dividend on the Common Stock each holder of record of a share of Series G Preferred Stock, or any fraction of a share of Series G Preferred Stock, on the Record Date shall be entitled to receive, out of any assets at the time legally available therefor, an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of Common Stock into which such share, or such fraction of a share, of Series G Preferred Stock could be converted on the Record Date.

Class Voting Rights. The Series G Preferred Stock shall have the following class voting rights. So long as any shares of the Series G Preferred Stock remain outstanding, the Registrant shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series G Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series G Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series G Preferred Stock so as to adversely affect any right, preference, privilege or voting power of the Series G Preferred Stock; or (ii) effect any distribution with respect to Series G Junior Stock except that the Registrant may effect a distribution on the Common Stock if the Registrant makes a like kind distribution on each share, or fraction of a share, of Series G Preferred Stock in an amount equal to the distribution on one share of Common Stock multiplied by the number of shares of Common Stock into which such one share, or such fraction of a share, of Series G Preferred Stock can be converted at the time of such distribution.

General Voting Rights. Except with respect to transactions upon which the Series G Preferred Stock shall be entitled to vote separately and except as otherwise required by the Delaware General Corporation Law, the Series G Preferred Stock shall have no voting rights. The Common Stock into which the Series G Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Registrant

Liquidation Preference: In the event of the liquidation, dissolution or winding up of the affairs of the Registrant, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Registrant and after payment or provision for payment of all amounts due to the holders of any Series G Senior Stock, the holders of shares of the Series G Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Registrant, whether such assets are capital or surplus of any nature, an amount equal to $1,000.00 per share (the "Series G Liquidation Preference Amount") of the Series G Preferred Stock before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Series G Junior Stock. After payment of the full Series G Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series G Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Registrant.

Conversion: After issuance of the Series G Preferred Stock, the holders of Series G Preferred Stock may elect to convert their shares of Series G Preferred Stock, although the holders may not convert any shares of Series G Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock beneficially owned by such holder at such time, 9.99% of all of the Common Stock outstanding at such time. Upon provision of sixty-one (61) days notice to the Registrant, the holder may waive this conversion provision.

Upon the Registrant’s written request, a holder of Series G Preferred Stock shall advise the Registrant in writing of the number of shares of Common Stock that are beneficially owned by such holder, not counting shares of Common Stock issuable upon conversion of any Series G Preferred Stock held by such holder. Beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. If the shares of Common Stock beneficially owned by such holder (excluding shares of Common Stock issuable upon conversion of the Series G Preferred Stock) amount to less than 9.99% of the shares of Common Stock outstanding at such time, the Registrant may, at its option, compel such holder, by written notice to such holder, to convert such portion of the Series G Preferred Stock owned by such holder into shares of Common Stock such that the total number of shares of Common Stock beneficially owned by such holder after such conversion shall equal up to 9.99%, but not more, of the shares of Common Stock outstanding after such conversion.

The Registrant intends to issue shares of the Series G Preferred Stock in exchange for the outstanding shares of the Series D Preferred Stock. In addition, the Registrant currently intends to reserve additional shares of Series G Preferred Stock for issuance to holders of the Registrant’s Series C Preferred Stock in connection with a possible exchange of Series G Preferred Stock for Series C Preferred Stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P-Com, Inc.

June 6, 2005	By:	/s/ Daniel W. Rumsey

Name: Daniel W. Rumsey
Title: Chief Restructuring Officer

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Exhibit Index

Exhibit No.	Description

4.1	Certificate of Designation of the Relative Rights and Preferences of the Series E Convertible Preferred Stock of P-Com, Inc., dated May 31, 2005
4.2	Certificate of Designation of the Relative Rights and Preferences of the Series F Convertible Preferred Stock of P-Com, Inc., dated May 31, 2005
4.3	Certificate of Designation of the Relative Rights and Preferences of the Series G Convertible Preferred Stock of P-Com, Inc., dated May 31, 2005
10.1	Form of Exchange Agreement, dated May 31, 2005
10.2	Form of Warrant Agreement, date May 31, 2005